Exhibit 10.1

UNDERTAKING TO ADVANCE FUNDS

Not to Exceed $200,000	Effective as of September 3, 2015

FOR VALUE RECEIVED, the undersigned NB Capital Acquisition Corp., a Delaware corporation (“Maker” or the “Company”), whose address is 605 Third Avenue, New York, NY 10158, hereby unconditionally promises to advance to the order of NB Capital Sponsor, LLC, a Delaware limited liability company (“Payee”), at Payee’s office at 605 Third Avenue, New York, NY 10158 (or such other address specified by Payee to Maker), the sum of TWO HUNDRED THOUSAND DOLLARS ($200,000) or such lesser amount as shall have been advanced by Payee to Maker and shall remain unpaid under this undertaking to advance funds (this “Undertaking”), in legal and lawful money of the United States of America. This Undertaking amends and restates and otherwise supersedes in its entirety the Promissory Note, dated September 3, 2015, between the parties hereto.

Payee may make advances to Maker from time to time under this Undertaking; provided, however, that notwithstanding anything to the contrary herein, at no time shall the aggregate of all advances and re-advances of principal outstanding under this Undertaking exceed $200,000.

The entire unpaid principal balance of this Undertaking shall be due and payable upon the earlier of the consummation of a public offering of the Company’s securities and March 31, 2016.

If payment of this Undertaking or any installment of this Undertaking is not made when due, the entire obligation to repay hereunder, at the option of Payee, shall immediately become due and payable, and Payee shall be entitled to pursue any or all remedies to which Payee is entitled hereunder, or at law or in equity.

This Undertaking may be prepaid, in whole or in part, without penalty. This Undertaking may not be changed, amended or modified except in a writing expressly intended for such purpose and executed by the party against whom enforcement of the change, amendment or modification is sought. The advance evidenced by this Undertaking is made solely for business purposes.

THIS UNDERTAKING IS BEING EXECUTED AND DELIVERED, AND IS INTENDED TO BE PERFORMED, IN THE STATE OF NEW YORK. EXCEPT TO THE EXTENT THAT THE LAWS OF THE UNITED STATES MAY APPLY TO THE TERMS HEREOF, THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION OF THIS UNDERTAKING. IN THE EVENT OF A DISPUTE INVOLVING THIS UNDERTAKING OR ANY OTHER INSTRUMENTS EXECUTED IN CONNECTION HEREWITH, THE UNDERSIGNED PARTIES IRREVOCABLY AGREE THAT VENUE FOR SUCH DISPUTE SHALL LIE IN ANY COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK.

Service of any notice by Maker to Payee, or by Payee to Maker, shall be mailed, postage prepaid by certified United States mail, return receipt requested, at the address for such party set forth in this Undertaking, or at such subsequent address provided to the other party hereto in the manner set forth in this paragraph for all notices. Any such notice shall be deemed given three (3) days after deposit thereof in an official depository under the care and custody of the United States Postal Service.

Should the obligation to repay represented by this Undertaking or any part thereof be collected at law or in equity or through any bankruptcy, receivership, probate or other court proceedings or if this Undertaking is placed in the hands of attorneys for collection after default, the undersigned and all endorsers, guarantors and sureties of this Undertaking jointly and severally agree to pay to the holder of this Undertaking, in addition to the principal and interest due and payable hereon, reasonable attorneys’ and collection fees.

The undersigned and all endorsers, guarantors and sureties of this Undertaking and all other persons liable or to become liable on this Undertaking severally waive presentment for payment, demand, notice of demand and of dishonor and nonpayment of this Undertaking, notice of intention to accelerate the maturity of this Undertaking, notice of acceleration, protest and notice of protest, diligence in collecting, and the bringing of suit against any other party, and agree to all renewals, extensions, modifications, partial payments, releases or substitutions of security, in whole or in part, with or without notice, before or after maturity.

The undersigned hereby expressly and unconditionally waives, in connection with any suit, action or proceeding brought by the payee on this Undertaking, any and every right it may have to (i) injunctive relief, (ii) a trial by jury, (iii) interpose any counterclaim therein and (iv) have the same consolidated with any other or separate suit, action or proceeding. Nothing herein contained shall prevent or prohibit the undersigned from instituting or maintaining a separate action against payee with respect to any asserted claim.

Any provision contained in this Undertakings which is prohibited or unenforceable in any jurisdictions shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibitions or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

This Undertaking represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.

[Signature page follows]

EXECUTED AND AGREED as of the date first above written.

NB CAPITAL ACQUISTION CORP.
a Delaware corporation

By:	/s/ Anthony Tutrone
	Name:	Anthony Tutrone
	Title:	Chief Executive Officer

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